UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 18, 2013 (the “Initial Form 8-K”), M/A-COM Technology Solutions Holdings, Inc. (the “Company”) acquired Mindspeed Technologies, Inc. (“Mindspeed”) on December 18, 2013 pursuant to an Agreement and Plan of Merger, dated as of November 5, 2013, among the Company, Micro Merger Sub, Inc., a wholly-owned subsidiary of the Company, and Mindspeed. This Amendment No. 1 to the Initial Form 8-K is being filed to provide the audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to the Company’s acquisition of Mindspeed.

Item 9.01.	Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The audited consolidated financial statements of Mindspeed as of and for the fiscal year ended September 27, 2013 are incorporated herein by reference from the Annual Report on Form 10-K of Mindspeed filed with the SEC by Mindspeed on December 16, 2013.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial information as of and for the fiscal year ended September 27, 2013, and notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)   Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Mindspeed.
99.1

Audited consolidated financial statements of Mindspeed Technologies, Inc. as of and for the fiscal year ended September 27, 2013 (incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended September 27, 2013 filed by Mindspeed Technologies, Inc. with the SEC on December 16, 2013 (File No. 001-31650)).

99.2	Unaudited pro forma condensed combined consolidated financial information as of and for the fiscal year ended September 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: March 5, 2014	By:	/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Mindspeed.
99.1

Audited consolidated financial statements of Mindspeed Technologies, Inc. as of and for the fiscal year ended September 27, 2013 (incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended September 27, 2013 filed by Mindspeed Technologies, Inc. with the SEC on December 16, 2013 (File No. 001-31650)).

99.2	Unaudited pro forma condensed combined consolidated financial information as of and for the fiscal year ended September 27, 2013.